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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                SPDR SERIES TRUST
                             SPDR INDEX SHARES FUNDS
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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                                SPDR SERIES TRUST
                            SPDR INDEX SHARES FUNDS

                                IMPORTANT NOTICE:
               SHAREHOLDER MEETING ADJOURNED UNTIL APRIL 26, 2010

BECAUSE WE DID NOT RECEIVE SUFFICIENT SHAREHOLDER VOTES, THE SPECIAL MEETING OF SHAREHOLDERS ORIGINALLY SCHEDULED FOR MARCH 19, 2010, HAS BEEN ADJOURNED UNTIL APRIL 26, 2010, AT 11:00 AM (EST).

WE RECENTLY CONTACTED YOU VIA EMAIL BUT OUR RECORDS SHOW THAT WE HAVE NOT YET RECEIVED YOUR VOTE ON THE PROPOSALS PRESENTED TO SHAREHOLDERS. CONSEQUENTLY, BECAUSE YOUR PARTICIPATION IS CRITICAL, WE HAVE CHOSEN TO CONTACT YOU VIA U.S. MAIL (YOUR EMAIL DELIVERY OPTION FOR FUND MATERIALS REMAINS UNAFFECTED). WE APOLOGIZE FOR THE INCONVENIENCE. WE URGE YOU TO VOTE AS SOON AS POSSIBLE IN ORDER FOR YOUR SPDR FUND(S) TO OBTAIN A SUFFICIENT NUMBER OF VOTES AND AVOID FUTURE REMINDERS.

                 YOUR SPDR FUND'S BOARD OF TRUSTEES UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE WILL ENABLE THE FUNDS TO HOLD THE MEETING AS SCHEDULED AND AVOID THE COST OF ADDITIONAL SOLICITATION, SO PLEASE VOTE IMMEDIATELY.

Please contact the number below between the hours of 9:30 AM and 9:00 PM (EST) Monday through Friday, or Saturday 10:00 AM to 6:00 PM (EST) at:

                                  877-257-9951

You may wish to vote your proxy via the internet, mail or touchtone telephone number; instructions are included on the enclosed ballot.

                         VOTING TAKES ONLY A FEW MINUTES
                                PLEASE VOTE TODAY

           (If you have recently voted, please disregard this notice.)

                                    Thank You

                                              SPDR - 2010/405 emailnonresponders